Exhibit 99.1

 Raymond James 2019 US Bank Conference Presentation

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2018 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

Key Metrics

▪ Total Assets	$4.4 billion
▪ Market Capitalization	$751.6 million
▪ Cash Dividend Yield	3.41%
▪ P/E Ratio	11.2x
▪ Price to Book Value	1.3x
▪ Price to Tangible Book Value	1.4x
▪ Tangible Common Equity Ratio	12.27%

- Competitive Position
  - 2nd largest Kentucky domiciled bank holding company
  - 2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions

Financial data as of June 30, 2019

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Corporate History

1903	Pikeville National bank formed
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

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 Our Banking Franchise  Serving customers in 79 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $669 million

Deposits - $907 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $967 million

Deposits - $1.4 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $375 million

Deposits - $517 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $664 million

Deposits - $776 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $508 million

CTIC

Assets Under Management - $2.1 billion (including $0.6 billion CTB)
Revenues - $13.9 million annualized

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of June 30, 2019

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 Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billionsRevenue in millions  7  Jun ’19 Revenue annualized

 Executive Management Team   Banking Yrs. w/Name Position Experience CTBIJean R. Hale Chairman, President and CEO 50 years 50Mark A. Gooch CTB President and CEO 38 years 38Andy Waters CTIC President and CEO 32 years 15Kevin J. Stumbo EVP/Chief Financial Officer 32 years 24Steven E. Jameson EVP/Risk Manager 34 years 15James J. Gartner EVP/Chief Credit Officer 50 years (17 at OCC) 16James B. Draughn EVP/Operations 26 years 26Larry W. Jones EVP/C KY President 50 years 16Richard W. Newsom EVP/E KY President 36 years 36Ricky Sparkman EVP/SC KY/TN President 34 years 25D. Andrew Jones EVP/NE KY/WV President 32 years 32C. Wayne Hancock EVP/Senior Staff Attorney 10 years 10   8

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Organic growth expectations combined with de novo branching and acquisition
- Consistent long-term performance

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 Consistent Financial Performance   YTD 2019 2018 2017 2016 2015 EPS $1.88 $3.35 $2.92 $2.70 $2.66ROAA 1.56% 1.41% 1.27% 1.21% 1.23%ROAE 11.54% 10.83% 9.93% 9.58% 9.97%Net Int. Margin 3.63% 3.66% 3.67% 3.70% 3.81%Efficiency Ratio 61.39% 60.17% 58.66% 58.54% 58.20%Nonperforming Loans 0.75% 0.69% 0.91% 0.93% 1.00%Net Charge-offs 0.17% 0.20% 0.24% 0.28% 0.25%% of Average Assets:Noninterest Income 1.12% 1.24% 1.18% 1.22% 1.24%Noninterest Expense 2.77% 2.80% 2.70% 2.73% 2.78%  10  All information is for the year ended December 31 except YTD 2019 which is for the six months ended June 30.

 Earnings Review

 Earnings Per Share  EPS increased 21.3% from June 2018 to June 20192019 EPS goal - $3.45 to $3.52 per share  12

 Net Income  Net income increased 21.3% from June 2018 to June 20192019 goal for net income - $61.3 to $62.6 million  (in millions)  13

 Revenues  2018 revenues increased 4.4% from 20172019 goal for revenues - $189.0 to $194.7 million  (in millions)  14  Jun ’19 annualized

 Noninterest Incomeas a % of Total Revenue  YTD noninterest income decreased 9.7% year over year for the six months ended June 30Decreases in trust revenue, loan related fees, and other operating revenue (2018 gain on sale of partnership interest from a low income housing tax credit recapture)2019 goal for noninterest revenue – 23.0% to 26.0% of total revenue  (in millions)  15  Jun ’19 annualized

 Net Interest Revenue  YTD net interest revenue increased by 3.3% year over year for the six months ended June 30Net interest margin flat to prior yearAverage earning assets increased $118.9 million, or 3.0%  (in millions)  16  Jun ’19 annualized

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 6/30/19 – (8.41)%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2019 for bank holding companies with consolidated assets of $3 billion to $10 billion.  % of assets repricingWithin 30 days 32.42%% of liabilities repricing Within 30 days 44.14%Within 90 days 50.48%Within 180 days 61.78%  17

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2019 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)  Jun ’19 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2019 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 6/30/19 increased $175.6 million, or an annualized 8.4%, from 12/31/18Loans decreased $16.4 million or an annualized 1.0%Investment portfolio decreased $2.2 million or an annualized 0.7%Deposits increased $131.8 million or an annualized 7.5%2019 goal for total assets - $4.20 to $4.46 billion  (in billions)  21

 LIBOR  CTBI’s LIBOR exposure is limited to:Loans: $29.0 millionAvailable-for-sale securities: $21.2 millionTrust preferred debentures: $59.3 million  22

 Total Loans  Loans decreased $16.4 million, or an annualized 1.0%, from 12/31/182019 goal for total loans - $3.31 to $3.45 billion  (in billions)  23  Loan Portfolio Mix  June 30, 2019  Loan Rate Mix

 Concentrations of Creditas a % of Total Loans  June 30, 2019  * As a percentage of funded exposure  24

 Indirect Lending  Jun ‘19 annualized  (in millions)  25

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2019 for bank holding companies with consolidated assets of $3 billion to $10 billion.  June 30, 2019  26  Nonperforming Loansas a % of Total Loans

 Nonperforming Assetsas a % of Total Assets  $22.5 million in other real estate owned  27  Loan Loss Reserveas a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2019 for bank holding companies with consolidated assets of $3 billion to $10 billion.

 Total Other Real Estate Owned  Sales of foreclosed properties for the six months ended 6/30/19 totaled $4.8 millionNew bookings in the first six months of 2019 totaled $1.2 millionProperties under contract to sell at June 30, 2019 totaled $1.6 million  (in millions)  28

 Total Depositsincluding Repurchase Agreements  2019 goal for total deposits including repurchase agreements - $3.56 to $3.71 billion  (in billions)  29  Total Depositsincluding Repurchase Agreements  June 30, 2019

 Our Hoops CD product has been offered for over 20 years100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships$221 million in Hoops CDs as of 6/30/19  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.  30

 Shareholder Value

 Dividends Per Share  2018 cash dividends increased 6.2%Dividend payout ratio at June 30, 2019 was 38.35%Desired level between 40% and 50%June 30, 2019 cash dividend yield was 3.41%Cash dividend increased to $0.38 per share effective October 1, 2019  32  *2019 is projected DPS

 Shareholders’ Equity  Shareholders’ equity has increased 26.0% during the past five years6.5% compound growth rate for the past five years2019 goal for shareholders’ equity - $584.0 to $607.8 million  (in millions)  33  6.5%

 Book Value Per Share  Tangible Common Equity/Assets  34

 Total Market Capitalization  Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  (in millions)  35  Price to Tangible Book Value 2014 2015 2016 2017 2018 6/30/19CTBI 1.67x 1.50x 2.01x 1.79x 1.41x 1.42xPeer 1.72x 1.71x 1.83x 2.17x 1.96x 1.90x   All data is as of year-end except 2019 which is as of June 30, 2019.

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2013 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2018.  36

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  37  December 31, 2018

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends39 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 3.6%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexCTBI shareholders include184 institutional investors (including CTIC – 9.9%) hold 10.6 million shares (56.6%)272 mutual funds hold 4.9 million shares (27.5%)  Data as of June 30, 2019  38

 Key Strategic Initiatives

Operational Priorities

- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Maintain net interest margin
- Operational efficiency
  - Expense control
  - Noninterest revenue growth
- Compliance management
- Increase noninterest income
  - Wealth management
  - Brokerage
  - Life insurance
- Continuing focus on improving asset quality
- Liquidation of other real estate owned

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CTBI’s Franchise Value

- History of solid investor returns
- Historically strong capital position
- Investor focused dividend policy
  - Dividend Achievers Index
- Consistent financial performance
- Community banking strategy
- Economic diversity in the markets we serve
- Strong experienced management team and over 1,000 dedicated employees
- Our shareholders

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